    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 2000
                                                   REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              -------------------
                                    FORM S-3

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              -------------------

                          CREDENCE SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                              -------------------

          DELAWARE                          3825                   94-2878499
(State or other jurisdiction of  (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization)      Classification Code Number)  Identification
                                                                   Number)
                               215 FOURIER AVENUE
                            FREMONT, CALIFORNIA 94539
                                 (510) 657-7400

  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                              -------------------


                              DR. GRAHAM J. SIDDALL
                             CHIEF EXECUTIVE OFFICER
                          CREDENCE SYSTEMS CORPORATION
                               215 FOURIER AVENUE
                            FREMONT, CALIFORNIA 94539
                                 (510) 657-7400

 (Name, address, including zip code, and telephone number, including area code, of agent for service of process)

                              -------------------

                                   COPIES TO:

      WARREN T. LAZAROW, ESQ.                       WILLIAM D. SHERMAN, ESQ.
       COLBY R. GARTIN, ESQ.                         COREY A. LEVENS, ESQ.
        GERALD H. TSAI, ESQ.                        ANNE MARIE PETERS, ESQ.
  BROBECK, PHLEGER & HARRISON LLP                   MORRISON & FOERSTER, LLP
       TWO EMBARCADERO PLACE                           755 PAGE MILL ROAD
           2200 GENG ROAD                       PALO ALTO, CALIFORNIA 94308-1018
        PALO ALTO, CA 94303                              (650) 813-5600
           (650) 424-0160

                              -------------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

                              -------------------

      If the only securities being registered on this form are being offered pursuant to a dividend or interest reinvestment plans, please check the following box. / /

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                              -------------------


                         CALCULATION OF REGISTRATION FEE
=====================================================================================================================
TITLE OF EACH CLASS                                  PROPOSED MAXIMUM        PROPOSED MAXIMUM
OF SECURITIES TO BE          AMOUNT TO BE           OFFERING PRICE PER           AGGREGATE               AMOUNT OF
    REGISTERED               REGISTERED(1)                SHARE               OFFERING PRICE         REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par
value per share (2)            345,000                   $115.00                $39,675,000               $10,560
======================================================================================================================

(1) Includes 45,000 shares of common stock which the underwriters have options to purchase from the Company to cover over-allotments, if any.

(2) Includes rights to purchase Credence's Series A Junior Participating Preferred Stock associated with the common stock.


================================================================================

       INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT NO. 333-95469

          Credence Systems Corporation (the "Company") hereby incorporates by reference into this Registration Statement in its entirety the Registration Statement No. 333-95469 filed with the Securities and Exchange Commission (the "Commission") on January 27, 2000, including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, Credence Systems Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on this 25th day of February, 2000.

                                           CREDENCE SYSTEMS CORPORATION
                                           By          /s/ DENNIS P. WOLF
                                          --------------------------------------
                                                       DENNIS P. WOLF
                                                  EXECUTIVE VICE PRESIDENT
                                           CHIEF FINANCIAL OFFICER AND SECRETARY


       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

               SIGNATURE                                           TITLE                                DATE
               ---------                                           -----                                ----
                  *                             Chief Executive Officer and Director              February 25, 2000
----------------------------------------        (Principal Executive Officer)
           Graham J. Siddall


          /s/ DENNIS P. WOLF                    Executive Vice President, Chief Financial
----------------------------------------        Officer and Secretary (Principal Financial        February 25, 2000
            Dennis P. Wolf                      and Accounting Officer)


                 *                              Chairman of the Board and Director                February 25, 2000
----------------------------------------
        William G. Howard, Jr.


                 *                              Director                                          February 25, 2000
----------------------------------------
           Henk J. Evenhuis


                 *                              Director                                          February 25, 2000
----------------------------------------
            Jos C. Henkens


                 *                              Director                                          February 25, 2000
----------------------------------------
       Bernard V. Vonderschmitt


                 *                              Director                                          February 25, 2000
----------------------------------------
            Jon D. Tompkins

         * By:           /s/ DENNIS P. WOLF
               ----------------------------------------
                   Dennis P. Wolf, Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.               DESCRIPTION
-----------               -----------
5.1                       Opinion of Brobeck, Phleger & Harrison LLP
23.1                      Consent of Ernst & Young LLP, Independent Auditors.
23.2                      Consent of Brobeck, Phleger & Harrison LLP. Reference is made to Exhibit 5.1.
24.1                      Reference is made to Exhibit 24.1 of Registration Statement No. 333-95469.